Exhibit 99.1

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Exhibit 99.1

[GRAPHIC]

Specialized Health Products International, Inc.

Annual Stockholders Meeting

May 18, 2006

[LOGO]
WWW.SHPI.COM
SAFETY ENSURES TOMORROW

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. Such statements include statements relating to the expected benefits of the proposed merger between SHPI and Med-Design and other statements that are not historical facts, including any implied statements about the future performance of the combined company. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. For a discussion of these risk factors which may cause actual events or results to differ from those projected, please refer to SHPI’s and Med-Design’s most recent annual reports on Form 10-KSB/10-K and quarterly reports on Form 10-QSB/10-Q, as well as other subsequent filings with the Securities and Exchange Commission. SHPI and Med-Design caution listeners not to place undue reliance on any forward-looking statements. SHPI and Med-Design do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

In connection with the proposed merger, SHPI has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement/prospectus and other relevant materials. Investors and security holders of SHPI and Med-Design are urged to read the joint proxy statement/prospectus and other relevant materials because they contain important information about SHPI, Med-Design, and the merger.

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Agenda

•                  2005 in Review

•                  Med-Design Merger

•                  2006 Objectives

•                  Question & Answer Session

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Annual Revenue

(in $millions)

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91% compounded annual growth rate since start of turnaround in December 2001

2005 Milestones

•                  Drive continued growth of currently marketed products

•                  Launch two new product lines, MiniLoc™ Safety Infusion Set and SecureLoc™ Safety Introducer Needle, into the U.S. market

•                  Explore international distribution opportunities for MiniLoc™

•                  Complete commercialization of next round of SecureLoc™ product applications for 2006 launch

•                  Finalize one additional product licensing or OEM supply agreement

2005 Milestone Report Card

• Drive continued growth of currently marketed products	• Product sales and royalty revenue increased 28% to $5.6 million – 80% of total revenue • Manufactured product sales increased 48% • Royalty revenues increased slightly (+1%)

• Launch two new product lines, MiniLoc™ Safety Infusion Set and SecureLoc™ Safety Introducer Needle, into the U.S. market	• MiniLoc™ Safety Infusion Set launched into the U.S. market on September 30, 2005 • SecureLoc™ Safety Introducer launched into the U.S. market in December 2005

• Explore international distribution opportunities for MiniLoc™ Safety Infusion Set

•                  OEM Supply agreement with Bard Access Systems provides for international distribution

•                  Distribution agreement with Angus Medical for Canadian market – first ship Q4 2005

•                  CE mark gained for MiniLoc™ and SecureLoc™ in April 2006 – allows for European distribution

• Complete commercialization of next round of SecureLoc™ product applications for 2006 launch

•                  Two new SecureLoc™ self-manufactured product lines expected to launch in 2006

•                  Safety PEG Introducer Needle for Bard

•                  Product subject to an OEM supply agreement with large corporate customer

•                  Three additional SecureLoc™ product lines subject to license agreements

•                  Safety Spinal (BD)

•                  Safety Epidural (BD)

•                  Safety IV Catheter

• Finalize one additional product licensing or OEM supply agreement

•                  Development and OEM supply agreement with Bard Access Systems for specialty access needle in September 2005

•                  OEM supply agreement with Merit Medical Systems for SecureLoc™ Safety Introducer in October 2005

•                  License agreement with multinational medical products company for Safety IV Catheter in December 2005

•                  Development and OEM Supply agreement with Bard for Safety PEG Introducer in April 2006

2005 Financial Highlights

•                  $7.0 million in total revenue – +21% vs. 2004

•                  Manufactured product sales and royalty revenue combined +28% to $5.6 million – 80% of revenue

•                  Manufactured product sales +48% to $3.7 million

•                  Gross profit margin of 70% ($4.9 million)

•                  Increased investment in R&D by 20% to support new product launches and develop additional products for 2006 launch

•                  Net loss of $2.8 million or ($0.07) per diluted share, including $2.4 million or ($0.06) per share in non-cash charges for stock-compensation and patent litigation expense

First Quarter 2006 Financial Highlights

•                  First $2.0 million revenue quarter - +22% vs. Q1 2005

•                  Manufactured product sales and royalty revenue combined +35% to $1.8 million – 90% of sales

•                  Manufactured product sales +74% to $1.4 million

•                  Core Huber needle franchise +53% compared to last year and +20% compared to strong Q4 2005

•                  Blended gross profit margin of 64%

•                  Net loss of $543,000 or $(0.01) per diluted share, including $327,000 in non-cash charges

•                  $1.1 million in cash at end of quarter - $260,000 positive cash flow from operations offset by $348,000 in capital expenditures

SHPI and Med-Design Merger

The Med-Design Corporation

•                  The “other” leading technology provider for safety medical needles

•                  Premier retractable safety needle technology

•                  License agreements with BD – three marketed products

•                  Integra™ Syringe

•                  AutoGuard Pro™ Shielded IV Catheter

•                  Vacutainer® Push Button Blood Collection Set

•                  One self-manufactured product – SafeStep™ Safety Huber Needle

•                  2005 financial highlights:

•                  $3.4 million revenue

•                  $4.9 million net loss

•                  $9.9 million cash & short term inv. at 31-Dec-05

Creates Leading Technology Provider for Safety Medical Needles

• SHPI FlexLoc®	[GRAPHIC]

• SHPI SecureLoc™	[GRAPHIC]

• Med-Design Retractable	[GRAPHIC]

Provides Reliable New Revenue Streams and Opportunity for Dramatic Cost-Savings

•                  Combined revenue of $10.35 million in 2005

•                  Estimated annual cost-savings of $4 to $5 million – 70% to 85% of Med-Design’s stand alone expenses

•                  Expect to be profitable and cash flow positive in 2006

•                  Leverages SHPI manufacturing efficiencies and infrastructure to improve gross margins of Med-Design products

•                  Strengthened cash position provides capital for potential new products and strategic acquisitions

•                  Estimated $6.5 to $7 million after severance and transaction related expenses

Pro Forma Combined Income Statements*

	Unaudited
	($000)
			Annual
	2005	Q1 2006	Run Rate**
Revenue	$10,348	$3,085	$12,340
Gross Profit	$6,134	$1,901	$7,604
Gross Profit Margin	59%	62%	62%
Operating Expense	$13,812	$2,923	$11,692

Net Loss	$(7,617)	$(962)	$(3,848)

*The pro forma information is non-GAAP financial information and is presented to illustrate operating trends if the companies had been combined as of the first day of the periods presented

**Q1 2006 results x 4

Reconciliation of Pro Forma Combined Income Statement to GAAP Financial Statements - Unaudited ($000)

	SHPI	MEDC	Comb	SHPI	MEDC	Comb	Annual
	2005	2005	2005	Q1 06	Q1 06	Q1 06	Run Rate

Revenue	6,981	$3,366	$10,348	$2,028	$1,057	$3,085	$12,340

Gross Profit	4,901	1,233	6,134	1,304	596	1,901	7,604

Gross Margin	70%	37%	59%	64%	56%	62%	62%

Op Exp	7,611	6,200	13,812	1,816	1,107	2,923	11,692

Net Loss	(2,759)	(4,859)	(7,617)	(543)	(419)	(962)	(3,848)

•                        As illustrated above, the unaudited pro forma combined income statements on the preceding slide combine historical financial information for SHPI and Med-Design as if the companies were combined on the first day of each period presented.

•                        For illustration purposes only, the calculated “annual run rate” multiplies the pro forma combined Q1 2006 financial statement explained above by four.

Creates Leader in Safety Huber Needles with Three Complementary Product Offerings

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•                  SafeStep™ Safety Huber Needle (Med-Design)

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•                  Acquired from Luther Medical in 2004

•                  Improved by Med-Design - Easy to activate and low profile

•                  “Value” price point: ~$1.00 less than SHPI entries

•                  Sold through specialty distributor network

Expanded Marketed Product Portfolio and New Product Pipeline

•                  Safety Syringe Needles

•                  Tyco Monoject Magellan (SHPI)

•                  BD Integra (MEDC)

•                  Safety Blood Collection

•                  Tyco Monoject Magellan (SHPI)

•                  BD Push Button (MEDC)

•                  Safety IV Catheter

•                  BD AutoGuard Pro (MEDC)

•                  Q4 2005 License (SHPI)

•                  Safety Pre-filled Syringe

•                  TAP LuproLoc (SHPI)

•                  Safety Introducer Needles

•                  Merit Majestik (SHPI)

•                  SecureLoc (SHPI)

•                  Bard PEG Introducer OEM (SHPI)

•                  Safety Huber Needles

•                  LiftLoc (SHPI)

•                  MiniLoc (SHPI)

•                  SafeStep (MEDC)

•                  Bard Custom OEM (SHPI)

•                  Safety Biopsy Needles

•                  Tyco Bone OEM (SHPI)

•                  Core Biopsy (SHPI)

•                  Soft Tissue Biopsy (SHPI)

•                  Safety Spinal Needles

•                  BD License (SHPI)

•                  Safety Epidural Needles

•                  BD License (SHPI)

Red text indicates new product pipeline

Topline Terms and Integration Details

•                  ~32.48% of the shares outstanding of the combined company to Med-Design stockholders – exchange ratio of 1.25863

•                  Surviving corporate entity will be SHPI – Med-Design will operate as wholly-owned subsidiary

•                  SHPI management will retain their current positions

•                  Board of Directors of combined company:

•                  Six members of current SHPI Board, including CEO

•                  Two members of current Med-Design Board

•                  Guy Jordan, Ph.D. will remain Chairman

•                  Combined company to be headquartered in Bountiful, UT

SHPI/Med-Design Merger: Next Steps

•                  Med-Design stockholders will meet to vote on the proposed merger on May 19, 2006

•                  SHPI stockholders have approved proposals to:

•                  Change the company’s name to Salus Medical, Inc.

•                  Execute up to a 10-for-1 reverse stock split, if considered by the combined company’s Board to be in the best interest of its stockholders

•                  Board will consider both the name change and a potential reverse stock split in relation to a potential future application for a Nasdaq listing under a new stock symbol

•                  Until further notification, the company will continue to be named “Specialized Health Products International, Inc.” and be traded on the OTC Bulletin Board under the symbol “SHPI”

2006 Objectives

•                  Close merger and complete integration by close of Second Quarter

•                  Drive growth of currently marketed products

•                  Continue to invest in sales and marketing

•                  Expand OEM product sales

•                  Capture cost-savings and leverage efficient/low-cost manufacturing capabilities

•                  Launch new products and expand into new categories

•                  Eight new product lines in development

•                  Launch three new product lines in second half of 2006

•                  Mine expanded IP portfolio for new product applications and pursue new corporate partner agreements

•                  Pursue strategic acquisitions of complementary products and technologies

2006 Financial Targets

Stand Alone

•                  Revenue growth of 25 to 35%

•                  Blended gross profit margin of ~70%

•                  Profitable before non-cash stock compensation expense

•                  Positive cash flow from operations

Combined Company (assumes May 19 closing)

•                  Revenue growth of 70 to 80%

•                  Blended gross profit margin of ~66-67%

•                  Profitable including non-cash charges

•                  Cash flow positive

SHPI Annual Stockholders Meeting

Q & A